UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2009

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        United States                  000-52674              02-0783010
        -------------                  ---------              ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)          Identification No.)


12 Main Street, Walden, New York                                       12586
----------------------------------------                               -----
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On October 23, 2009, Hometown Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at September 30, 2009 and for the three and nine months ended September 30, 2009. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934, as amended.

Item 8.01   Other Events
            ------------

     On October 22, 2009, the Board of Directors of the Company declared a cash dividend on the Company's common stock of $0.02 per share. The dividend will be payable to stockholders of record as of November 5, 2009 and is expected to be paid on November 20, 2009. Hometown Bancorp MHC, which holds 1,309,275 shares or approximately 56.3% of the Company's total outstanding stock, will waive receipt of the dividend on its shares.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)   Exhibits

      Number            Description
      ------            -----------

      99.1              Press Release dated October 23, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HOMETOWN BANCORP, INC.
                                            ----------------------
                                            (Registrant)



Date: October 23, 2009                      By: /s/ Stephen W. Dederick
                                                -------------------------------
                                                Stephen W. Dederick
                                                Vice President and Chief
                                                Financial Officer